EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 16, 2007 relating to the financial statements of GS Energy Corporation and subsidiaries for the years ended December 31, 2006 and 2005.


                                    /s/ Rosenberg Rich Baker Berman & Co.
                                    -------------------------------------
                                        Rosenberg Rich Baker Berman & Co.
                                        Certified Public Accountants
Bridgewater, New Jersey
September 20, 2007